UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2007
___________
NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32421	91-1671412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10700 Parkridge Boulevard, Suite 600
Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 390-5100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On December 3, 2007, the Registrant issued a press release announcing that its subsidiary, Nextel Mexico, has signed a mobile to mobile interconnection agreement with Telcel, a subsidiary of America Movil S.A. de C.V. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 3, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.

Date: December 3, 2007	By:	/s/ Gary D. Begeman

Gary D. Begeman
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated December 3, 2007.